SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                November 30, 2002

                              ORYX TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)

         Delaware                      1-12680                   22-2115841
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

         4340 Almaden Expressway, Suite 220, San Jose, California 95118
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 979-2955

Item 5. Other Events.

      Mitchel Underseth has terminated his employment as Chief Financial Officer and resigned as a director of Oryx Technology Corp. ("Oryx"), effective as of November 30, 2002. Mr. Underseth has accepted a position with and will be employed by S2 Technologies, Inc., a company in which Oryx is a minority stockholder.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2002                 ORYX TECHNOLOGY CORP.
                                       (Registrant)


                                       By: /s/ Philip J. Micciche
                                           ----------------------
                                           Philip J. Micciche
                                           President and Chief Executive Officer